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                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                                REVOLVING CREDIT NOTE

$15,000,000                                                 New York, New York
                                                            August 20, 1997

     FOR VALUE RECEIVED, the undersigned, BURKE INDUSTRIES, INC., a California corporation (successor by merger to JFL Merger Co., a California corporation, the "Borrower"), hereby unconditionally promises to pay to the order of NationsBank N.A., a national banking association, (the "Lender") at the offices of NationsBank, N.A. a national banking association as agent for the Lenders (together with its successor agents the "Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Agent, on the Termination Date, the principal amount of Fifteen Million 00/100 Dollars ($15,000,000), or such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds.

     The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

     This Note is one of the Revolving Credit Notes referred to in that certain Loan and Security Agreement dated as of a date on or about the date hereof (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) between the Borrower, the financial institutions party thereto from time to time (the "Lenders") and the Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrower, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in

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exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed, all as provided in the Loan Agreement.

     THE PROVISIONS OF SECTION 14.5 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

     THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW RULES OF THE STATE OF NEW YORK, BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY TO THIS NOTE.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                     BURKE INDUSTRIES, INC.



                                     By: /s/ DONALD GLICKMAN
                                         -------------------

                                         Name: Donald Glickman
                                               -------------------------

                                         Title: Assistant Vice President
                                                ------------------------

(CORPORATE SEAL)
Attest:

By: /s/ LOUIS N. MINTZ
    ------------------

    Name: Louis N. Mintz
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